September 26, 1997

Dear Friends and Fellow Shareholders:

I have just returned from the September 25th meeting of the Board of Trustees of The Royce Fund (of which REvest is one series), and I wanted to update you with regards to REvest. As you know, the Board had previously voted to approve an interim Investment Advisory Agreement between REvest and Royce, Ebright & Associates, Inc. under essentially the same terms as the prior contract. The prior contract was deemed to have terminated as of the date of my father's death. As required by the Investment Company Act, the interim Agreement will terminate on November 11, 1997 (120 days after my father's death) unless a new Agreement is approved, during that period, by REvest's shareholders. At the September 25th meeting, the Board voted to submit the new Investment Advisory Agreement to shareholders for your approval. To that end, we will be mailing you proxy material related to your approval of this new Agreement within the next several weeks. Your prompt attention to this matter will be appreciated.

As you will recall, the Board appointed Charles M. Royce, President of The Royce Fund and a Trustee, to monitor REvest's portfolio management activities and report to the Board as needed. This arrangement continues, although it is viewed by both parties as temporary. It is my intention to either bring in a co-portfolio manager or to develop a more formal association with Royce or another suitable investment advisory firm. This step would be taken to enable REvest to assure you a high level of service. Any such arrangement may require a second shareholder vote.

Please remember that REvest was organized under unique circumstances. The composition of its shareholder base, the principles that guide our investment decisions and the philosophy we employ with respect to Fund management reflect this, and all are important factors to be considered in identifying a long-term strategic partner for the Fund's Investment Adviser. Once a final resolution is determined, it will be presented to the Board, and if approved by the Board, submitted to the Fund's shareholders (if required). This two-step course of action allows for a more thorough investigative process, while meeting the SEC's mandate for timely approval of the replacement Investment Advisory Agreement. I appreciate your patience in this regard.

Once again, I want to thank the Royce organization, and Chuck Royce in particular, for their support during this time. And, as always, I want to thank you, the shareholders. Your continued support of my work through ownership of your shares is much appreciated. If you have any questions, feel free to call me at (800) 277-5573.

Sincerely,

Jennifer Ebright Goff
[signed]

Jennifer Ebright Goff
President, Royce, Ebright & Associates, Inc.

This letter is a supplement to the Fund's Prospectus dated February 18, 1997.